SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2003


                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


        1-13165                                              59-2417093
  (Commission File Number)                     (IRS Employer Identification No.)


              1655 Roberts Boulevard N.W., Kennesaw, Georgia 30144
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 419-3355
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number              Description

         99.1                        Press Release dated November 4, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information provided pursuant to this Item 12 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of CryoLife, Inc. ("CryoLife") that provide for the incorporation of all reports and documents filed by CryoLife under the Exchange Act.

On November 4, 2003, CryoLife issued a press release announcing its results for the quarter ended September 30, 2003. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated November 4, 2003, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of CryoLife have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on other risk factors, please refer to the "Risk Factors" contained in CryoLife's Form 10-K/A for the year ended December 31, 2002, as filed with the Securities and Exchange Commission. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CRYOLIFE, INC.



Date:  November 4, 2003             By:  /s/ D. Ashley Lee
                                         --------------------------------
                                         Name:  D. Ashley Lee
                                         Title: Vice President, Chief Financial
                                                Officer and Treasurer

                                  EXHIBIT INDEX



Exhibit Number   Description                                          Page

99.1             Press Release dated November 4, 2003                   5